EXHIBIT (b)(2)











                           PROJECT LONESTAR

                    SPECIAL COMMITTEE PRESENTATION











































January 25, 1996                                            Llama Company

                             TABLE OF CONTENTS

I.    Presentation Objectives..........................................1

II.   Analysis of Historical Price and Volume..........................2

III.  Analysis of Comparable Companies.................................3

IV.   Analysis of Other Going Private Transactions.....................4

V.    Analysis of Dual Class Stock Trading Variance....................5

VI.   Discounted Cash Flow Analysis....................................6

VII.  Analysis Summary.................................................7

VIII. Recapitalization.................................................8










































                                        i
                               Presentation Objectives


- Review a summary of the financial analysis performed pursuant to the engagement to render a fairness opinion.

- Discuss other information pertinent to the determination of a fair price to the public B holders.



















































                                        1
                      ANALYSIS OF HISTORICAL PRICE AND VOLUME



-    January 23, 1996

        -    Closing price Class A $9.27 with a volume of 600 shares.

        -    Closing price Class B $6.75 with a volume of 1,100 shares.

-    Review historical trading prices and volume.

-    Review other publicly available information.














































                                        2

LONESTAR
CLASS B COMMON STOCK
ANALYSIS OF HISTORICAL MARKET PRICES AND VOLUME FOR CY 1995 AND YTD 1996

                                                        Average from     Average from    Average for    Average for    Average
for
                                                          1/1/95 to       7/1/95 to      Trailing       Trailing       Trailing
CLASS B MARKET PRICES                                    Current (1)     Current (1)     90 Days (1)     4 Weeks(1)     1
Week(1)
Average Trade Price                                        $11.06           $9.55          $7.32          $6.77         $6.72
Average Bid Price                                          $10.51           $8.72          $6.84          $6.74         $6.70
Average Ask Price                                          $12.27          $10.53          $8.39          $8.24         $8.23
Average Trade Price Weighted by Volume                      $9.95           $8.85          $6.71          $6.66         $6.44
Average Bid Price Weighted by Volume                        $9.43           $8.36          $6.66          $6.62         $6.53
Average Ask Price Weighted by Volume                       $11.25          $10.24          $8.22          $8.19         $8.14
Spread between Bid and Ask                                  $1.76           $1.81          $1.55          $1.51         $1.53
Percent Spread between Bid and Ask                         16.73%          20.80%         22.60%         22.36%        22.76%
Last Trade:
  Closing Trade Price                          $6.38
  Trading Volume                              78,200
  Number of Trades                                 3

CLASS B TRADING VOLUME
Average Daily Volume                                        4,726           6,029          6,145         22,000        22,350
Average Weekly Volume                                      11,563          15,877         13,467         38,500        89,400
Weekly Volume as % of Publicly-Held Outstanding             1.24%           1.70%          1.44%          4.12%         9.56%
Weekly Volume as % of Total Outstanding                     0.53%           0.73%          0.62%          1.78%         4.13%
Days Shares Traded                                            136              78             28              7             4
Number of Trading Days                                        270             144             62             19             5
% of Days Shares Traded                                    50.37%          54.17%         45.16%         36.84%        80.00%

CLASS A PRICE AND VOLUME
Average Trade Price                                        $12.52          $11.52          $9.88          $9.00         $9.13
Average Weekly Volume (2)                                  11,296          12,238          4,085          2,675         3,100
Weekly Volume as % of Publicly-Held Outstanding             1.21%           1.32%          0.44%          0.29%         0.33%
Weekly Volume as % of Total Outstanding                     0.52%           0.57%          0.19%          0.12%         0.14%
Last Trade:
  Closing Trade Price                          $9.13
  Trading Volume                                 700
  Number of Trades                                 4

A Premium to B                                             13.16%          20.67%         34.94%         33.02%        35.91%
B as a % of A                                              88.37%          82.87%         74.10%         75.17%        73.58%


(1) As of January 25, 1996
(2) As of latest full week











                              Lonestar
          Stock Prices for Class A and Class B Common Stock
                Calendar Year 1992 to January 25, 1996

     THE FOLLOWING NARRATIVE DESCRIPTION OF GRAPHIC MATERIAL THAT HAS BEEN OMITTED FROM THE ELECTRONIC FILING IS PROVIDED PURSUANT TO SECTION 304(A) OF REGULATION S-T: The omitted graph depicts the average weekly trading prices of Class A and Class B Common Stock from 1992 to January 25, 1996. The source of the information was Bloomberg Financial Markets. The vertical axis of the chart contains the stock price per share and it begins at two dollars ($2) and increases to sixteen dollars ($16) in one dollar ($1) increments. The horizontal axis of the chart contains the calendar years and it begins shortly before 1992 and continues into the middle of 1995. With a few exceptions, the graph depicts that the Class B Common Stock has generally traded at prices less than or equal to the Class A Common Stock. The graph also depicts that the Class B Common Stock has frequently traded at prices below the Class A Common Stock, with a price difference as high as approximately two dollars ($2) per share at times.











































                               Lonestar
       Annual Trading Volume for Class A and Class B Common Stock
                      Calendar Year 1992 to 1995

     THE FOLLOWING NARRATIVE DESCRIPTION OF GRAPHIC MATERIAL THAT HAS BEEN OMITTED FROM THE ELECTRONIC FILING IS PROVIDED PURSUANT TO SECTION 304(A) OF REGULATION S-T: The omitted graph depicts the annual trading volume for the Class A and Class B Common Stock from 1992 to 1995. The source of the information was Bloomberg Financial Markets. The vertical axis of the chart contains trading volume and it begins at 500,000 shares and increases to 3,500,000 in increments of 250,000. The horizontal axis contains the calendar years and it begins in 1992 and ends in 1995. At the start of each of the following years, the chart depicts the approximate trading volume for the Class A and Class B Common Stock as follows:

                                                 Class A                                         Class B
   Year                                       Common Stock                                    Common Stock
   1992                              Between 3,250,000 and 3,500,000                   Not Applicable
   1993                              Between 1,250,000 and 1,500,000                   Between 750,000 and 1,000,000
   1994                              Between 750,000 and 1,000,000                     Between 750,000 and 1,000,000
   1995                              Between 500,000 and 750,000                       Between 500,000 and 750,000




































                             ANALYSIS OF COMPARABLE COMPANIES


-  Discuss ratio analysis

-  Review key financial comparisons

-  Discuss other information relative to comparable companies



















































                                        3

LONESTAR
ANALYSIS OF COMPARABLE COMPANIES*
PRICE MULTIPLES
                                           Average Weekly
                                           Trading Volume                                              P/E
                                    as % of Total Current Stock             Market            Trailing    Estimated
                                 Outstanding Shares    Price 1/25/96    Capitalization(3)    12 Months    EPS 1995     P/Book
Cannon Express Inc. Class A            0.52%               $9.13          $19,722,337          7.73         8.69        1.49
Cannon Express Inc. Class B            0.47%               $6.38          $13,810,494          5.40         6.07        1.04
                                                                          ___________
                                                                          $33,532,831
                                                                          $49,612,933
                                                                          ___________
                                                                          $83,145,764
GROWTH TRUCKLOAD SEGMENT
USA Truck Inc.                         0.44%              $10.75         $115,541,950         15.58        17.92        2.48
Transport Corp. of America             2.36%              $10.50          $95,128,288         11.80        10.61        2.01
Heartland Express Inc.                 1.29%              $21.31         $278,226,078         15.01        19.03        2.97
Frozen Food Express Inc.               0.80%               $8.88         $150,151,398         13.87        20.64        2.01
M.S. Carriers Inc.                     2.42%              $15.50         $255,054,400         13.25        15.05        1.28
Swift Transportation Co.               1.95%              $16.75         $495,933,913         18.01        18.21        3.32
Werner Enterprises Inc.                1.90%              $19.75         $536,924,141         13.81        14.01        1.66
Landstar System Inc.                   4.66%              $24.00         $404,076,192         11.37        11.71        2.50
                                       _____________________________________________________________________________________
  Simple Average                       1.98%                                                  14.09        15.90        2.28

  Weighted Average (2)                 2.25%                                                  14.37        15.70        2.35

                                    P/Op. Income    P/EBIT(1)      P/EBITDA(1)   P/Sales
Cannon Express Inc. Class A         3.76            3.74           2.13          0.49
Cannon Express Inc. Class B         2.62            2.62           1.49          0.34





GROWTH TRUCKLOAD SEGMENT
USA Truck Inc.                      9.07            8.98           4.76          1.07
Transport Corp. of America          6.73            5.71           3.27          0.51
Heartland Express Inc.              9.15            9.09           5.94          1.45
Frozen Food Express Inc.            3.70            8.43           5.18          0.51
M.S. Carriers Inc.                  7.40            7.34           3.08          0.61
Swift Transportation Co.            9.02            8.93           5.40          0.96
Werner Enterprises Inc.             8.28            8.21           4.11          0.88
Landstar System Inc.                5.81            5.81           4.27          0.26
                                    ____________________________________________________
 Simple Average                     7.40            7.81           4.50          0.78

 Weighted Average (2)               7.70            7.91           4.59          0.80

(1)  EBIT and EBITDA includes non-operating expense.
(2)  Average multiples have been weighted by market capitalization.
(3)  Market Capitalization = Market Value of Equity + Book Value of Debt.


LONESTAR
ANALYSIS OF COMPARABLE COMPANIES*
KEY FINANCIAL DATA
                                                ________________Net Sales_______________         ____Operating Expenses(1)___
                                 Trailing 12                                     Trailing                         Trailing
                                 Months Ended    FY 1992(7)      FY 1994         12 Months        FY 1994         12 Months
Cannon Express Inc.(3)             9/95           $43,256,494    $79,030,217      $82,310,237     $67,360,311       $71,523,910

GROWTH TRUCKLOAD SEGMENT
USA Truck Inc.                     9/95           $63,038,461    $92,511,364     $101,252,610     $78,625,271       $89,315,885
Transport Corp. of America         9/95           $93,631,288   $127,424,807     $138,658,294    $118,302,249      $128,193,750
Heartland Express Inc.(4)          9/95          $205,213,782   $224,248,262     $191,770,379    $197,163,390      $161,458,257
Frozen Food Express Inc.           9/95          $194,888,000   $274,620,000     $288,074,000    $234,350,000      $248,527,000
M.S. Carriers Inc.                 9/95          $181,303,289   $292,882,828     $333,157,106    $263,222,357      $305,783,254
Swift Transportation Co.           9/95          $233,409,000   $365,889,000     $443,001,000    $325,041,000      $395,941,000
Werner Enterprises Inc.            9/95          $361,791,000   $516,006,000     $561,838,000    $455,769,000      $501,792,000
Landstar System Inc.               9/95          $672,450,000   $984,359,000   $1,181,968,000    $938,597,000    $1,129,010,000



                             Trailing        Trailing         Trailing        Trailing        Trailing
                             12 Months       12 Months        12 Months       12 Months       12 Months
                             Op. Income(1)   EBIT(2)          Dep. & Amort.   EBITDA(2)       Net Income
Cannon Express Inc.(3)       $10,786,327     $10,825,625       $8,211,585      $19,037,210     $5,244,526

GROWTH TRUCKLOAD SEGMENT
USA Truck Inc.               $11,936,725     $12,056,049      $10,689,706      $22,745,755     $6,927,720
Transport Corp. of America   $10,464,544     $12,337,807       $9,197,075      $21,534,882     $5,890,784
Heartland Express Inc.(4)    $30,312,122     $30,519,527      $16,208,141      $46,727,668    $18,498,127
Frozen Food Express Inc.     $39,547,000     $17,361,000      $10,885,000      $28,246,000    $10,605,000
M.S. Carriers Inc.           $27,373,852     $27,602,901      $38,156,935      $65,759,836    $15,330,328
Swift Transportation Co.     $47,060,000     $47,527,000      $31,076,000      $78,603,000    $23,345,000
Werner Enterprises Inc.      $60,046,000     $60,576,000      $60,339,000     $120,915,000    $35,928,000
Landstar System Inc.         $52,958,000     $52,958,000      $18,993,000      $71,951,000    $27,097,000


                                                                                 Current                       Average Weekly
                                 ___________________EPS___________________       Shares      Weighted Average  Trading Volume
                                 FY 1992(7)      FY 1994   Trailing 12 Mths    Outstanding   Shrs Outstanding  1/1/95-1/12/96
Cannon Express Inc.(3)              $0.47         $1.35         $1.18           4,327,704        4,441,151

GROWTH TRUCKLOAD SEGMENT
USA Truck Inc.                      $0.44         $0.80         $0.69           9,692,728       10,067,876         42,830
Transport Corp. of America          $0.36         $0.78         $0.89           6,420,619        6,707,507        151,457
Heartland Express Inc.(4)           $0.72         $0.77         $1.42          13,016,600       13,016,600        168,318
Frozen Food Express Inc.            $0.75         $0.72         $0.64          16,242,411       16,494,000        130,064
M.S. Carriers Inc.                  $0.97         $1.31         $1.17          12,878,300       13,071,960        311,321
Swift Transportation Co.            $0.43         $0.89         $0.93          24,620,353       25,342,000        478,902
Werner Enterprises Inc.             $1.06         $1.45         $1.43          25,160,716       25,173,000        478,220
Landstar System Inc.                $0.67         $1.90         $2.11          12,777,633       12,816,000        595,488




                                                                                                 Number of
                                _____Long-Term Debt(6)_______    ____Stockholders Equity____     Tractors as
                                  FY 1994          9/30/95        FY 1994          9/30/95       of 9/30/95 (8)
Cannon Express Inc.(3)           $35,353,262     $39,447,724      $25,323,275       $27,161,606        745

GROWTH TRUCKLOAD SEGMENT
USA Truck Inc.                    $9,426,853      $8,352,129      $38,644,876       $43,607,736        790
Transport Corp. of America       $17,455,541     $20,301,190      $30,189,269       $34,953,312      1,110
Heartland Express Inc.(4)           $705,437              $0      $78,050,202       $93,509,844        935
Frozen Food Express Inc.          $9,000,000      $6,000,000      $64,288,000       $72,835,000      1,110
M.S. Carriers Inc.               $51,186,613     $38,339,181     $147,923,733      $158,089,155      2,365
Swift Transportation Co.         $52,238,000     $57,230,000     $111,342,000      $128,021,000      3,846
Werner Enterprises Inc.          $30,000,000     $40,000,000     $276,414,000      $299,387,000      4,000
Landstar System Inc.             $30,510,000     $77,931,000     $105,161,000      $123,187,000      9,188


KEY FINANCIAL STATISTICS AND RATIOS

                                 3 Year Annual  3 Year Annual    Trailing        ____Operating Ratio(1)_____     Trailing
                                 Comp. Revenue    Comp. EPS      12 Months                      Trailing         12 Months
                                  Growth Rate    Growth Rate   Return on Equity   FY 1994       12 Months       Profit Margin
Cannon Express Inc.(3)              35.17%         69.48%         19.31%           85.23%         86.90%            6.37%

GROWTH TRUCKLOAD SEGMENT
USA Truck Inc.                      21.14%         34.84%         15.89%           84.99%         88.21%            6.84%
Transport Corp. of America          16.66%         47.20%         16.85%           92.84%         92.45%            4.25%
Heartland Express Inc.               4.53%          3.41%         19.78%           87.92%         84.19%            9.65%
Frozen Food Express Inc.            18.71%         -2.02%         14.56%           85.34%         86.27%            3.68%
M.S. Carriers Inc.                  27.10%         16.21%          9.70%           89.87%         91.78%            4.60%
Swift Transportation Co.            25.20%         43.87%         18.24%           88.84%         89.38%            5.27%
Werner Enterprises Inc.             19.43%         16.96%         12.00%           88.33%         89.31%            6.39%
Landstar System Inc.                20.99%         68.40%         22.00%           95.35%         95.52%            2.29%
                                __________________________________________________________________________________________
                                    19.22%         28.61%         16.13%           89.18%         89.64%            5.37%
                                __________________________________________________________________________________________

                                                                                    Long-Term
                                _______Estimated EPS (5)_____                         Debt to          (Market Cap +
                                1995              1996          Dividend Yield    Total Capital(6)     LTD)/Revenues
Cannon Express Inc.(3)          $1.05             $1.30            None               64.62%              88.67%

GROWTH TRUCKLOAD SEGMENT
USA Truck Inc.                  $0.60             $0.72            None               20.65%             122.36%
Transport Corp. of America      $0.99             $1.30            None               44.22%              83.25%
Heartland Express Inc.          $1.12             $1.29            None                0.86%             145.08%
Frozen Food Express Inc.        $0.43             $0.76            1.35%               7.61%              54.21%
M.S. Carriers Inc.              $1.03             $1.32            None               25.96%              88.06%
Swift Transportation Co.        $0.92             $1.19            None               39.49%             124.87%
Werner Enterprises Inc.         $1.41             $1.62            0.61%              11.79%             102.69%
Landstar System Inc.            $2.05             $2.34            None               44.16%              40.78%
                                                                                      __________________________
                                                                                      24.34%              95.16%
                                                                                      --------------------------

(1) Gain on sale of assets has been eliminated from operating expenses, income, and ratio whenever possible.
(2) EBIT and EBITDA includes non-operating expense.
(3) Cannon's fiscal year ends June 30.  The company's EBIT and EBITDA has been adjusted downwards for gain on marketable securities.  Earnings estimates for Cannon Express are for FY 1996 ending June 30, 1996 and FY 1997 ending June 30, 1997.
(4) Adjusted merger cost and gain on sale of assets out of operating expenses, operating income, EBIT and EBITDA for Heartland
    Express.
(5) Source of earnings estimates: Nelson Publications.
(6) Long-term debt includes current portion of debt.  It has not been adjusted for off-balance sheet operating leases.
(7) Revenues and earnings per share for fiscal year 1992 are included to facilitate the calculation of the three year compounded
    annual growth rates.
(8) Number of tractors for Heartland, Werner, and Landstar are as of December 31, 1994.  No information was available as of
    September 30, 1995.
*

     THE PROJECTIONS SET FORTH HEREIN ARE BASED UPON, AND MUST BE READ IN CONJUNCTION WITH, THE ASSUMPTIONS SET FORTH IN "FOOTNOTES TO ASSUMPTIONS - BASE CASE" AT THE END OF THIS EXHIBIT.












































LONESTAR
ANALYSIS OF COMPARABLE COMPANIES
IMPLIED VALUATION OF LONESTAR'S CLASS B STOCK BASED ON DISCOUNT OF COMPANY'S P/E TO MARKET P/Es
                                                                                                             Trailing
                                                                                       1995 to Week         One Month
HISTORICAL AVERAGE P/Es(1)                  1993            1994          1995        Ending 1/19/96        to 1/25/96
Cannon Express Inc. Class A                13.781          14.668         10.333           10.308             10.198
Cannon Express Inc. Class B                12.216          13.102          9.246            9.166              7.392

USA Truck Inc.                             28.326          26.968         18.148           18.022             15.357
Transport Corp. of America                    N/A             N/A            N/A              N/A             12.310
Heartland Express Inc.                     27.567          42.586         25.047           24.908             22.713
Frozen Food Express Inc.                   21.437          20.613         15.293           15.215             13.716
M.S. Carriers Inc.                         21.446          20.300         15.337           15.499             18.048
Swift Transportation Co.                   20.352          26.037         19.792           19.686             17.430
Werner Enterprises Inc.                    20.465          20.175         14.602           14.594             14.335
Landstar System Inc.                       20.114          19.366         14.180           14.034             11.609
                                        _____________________________________________________________________________
  Average P/E for Comparables              22.815          25.149         17.486           17.423             15.690
                                        _____________________________________________________________________________


DISCOUNT OF LONESTAR'S CLASS B'S
P/E TO MARKET                              53.54%          52.10%         52.88%           52.61%              47.11%

IMPLIED VALUATION FOR LONESTAR'S        1 Month Average      1 Year Average    3 Year Average
CLASS B STOCK                               Discount           Discount(3)        Discount
Discount to Market P/Es                     47.11%               52.88%             52.84%
Current Market P/E(2)                       15.70                15.70              15.70

Implied PE for Lonestar                      7.40                 8.30               8.29
Trailing 12 Months EPS as of 12/31/95       $0.87                $0.87              $0.87
                                         __________________________________________________
  Implied Valuation for Lonestar            $6.43                $7.22              $7.22
                                         __________________________________________________
                                         --------------------------------------------------

(1) Average P/E multiples apply to calendar years.  Source: Bloomberg Financial Markets
(2) Weighted average P/E for all comparable companies based on closing stock prices as of 1/25/96 and estimated
    EPS for 1995 calendar year.  Earnings estimates are from Nelson Publications.
(3) Based on 1995 calendar year.













LONESTAR
ANALYSIS OF COMPARABLE COMPANIES
IMPLIED VALUATION OF LONESTAR'S CLASS B STOCK BASED ON DISCOUNT OF COMPANY'S P/E TO MARKET P/Es
                                                                                                             Trailing
                                                                                       1995 to Week         One Month
HISTORICAL AVERAGE P/Es(1)                  1993            1994          1995        Ending 1/19/96        to 1/25/96
Cannon Express Inc. Class A                13.781          14.668         10.333           10.308             10.198
Cannon Express Inc. Class B                12.216          13.102          9.246            9.166              7.392

USA Truck Inc.                             28.326          26.968         18.148           18.022             15.357
Transport Corp. of America                    N/A             N/A            N/A              N/A             12.310
Heartland Express Inc.                     27.567          42.586         25.047           24.908             22.713
Frozen Food Express Inc.                   21.437          20.613         15.293           15.215             13.716
M.S. Carriers Inc.                         21.446          20.300         15.337           15.499             18.048
Swift Transportation Co.                   20.352          26.037         19.792           19.686             17.430
Werner Enterprises Inc.                    20.465          20.175         14.602           14.594             14.335
Landstar System Inc.                       20.114          19.366         14.180           14.034             11.609
                                        _____________________________________________________________________________
  Average P/E for Comparables              22.815          25.149         17.486           17.423             15.690
                                        _____________________________________________________________________________


DISCOUNT OF LONESTAR'S CLASS B'S
P/E TO MARKET                              53.54%          52.10%         52.88%           52.61%              47.11%

IMPLIED VALUATION FOR LONESTAR'S        1 Month Average      1 Year Average    3 Year Average
CLASS B STOCK                               Discount           Discount(3)        Discount
Discount to Market P/Es                     47.11%               52.88%             52.84%
Current Market P/E(2)                       15.70                15.70              15.70

Implied PE for Lonestar                      7.40                 8.30               8.29
Estimated EPS for Fiscal Year 1996(4)       $1.05                $1.05              $1.05
                                         __________________________________________________
  Implied Valuation for Lonestar            $7.77                $8.72              $8.71
                                         __________________________________________________
                                         --------------------------------------------------

(1) Average P/E multiples apply to calendar years.  Source: Bloomberg Financial Markets
(2) Weighted average P/E for all comparable companies based on closing stock prices as of 1/25/96 and estimated
    EPS for 1995 calendar year.  Earnings estimates are from Nelson Publications.
(3) Based on 1995 calendar year.
(4) Estimated EPS applies to fiscal year 1996 ending June 30, 1996.  Source: Nelson Publications.











                 ANALYSIS OF OTHER GOING PRIVATE TRANSACTIONS


- Non-merger and acquisition transaction premiums and financial analysis.

- Merger and acquisition going private transaction premiums in the trucking and shipping industry.

- Merger and acquisition going private transaction premiums in other industries.

- Discuss other information relative to other going private transactions.















































                                        4

Lonestar
Analysis of Other Transactions

Premiums for Going Private Transactions in Last 2 Years
    Ticker      Date                                                                          Transaction
    Symbol    Announced     Company                          Description                         Price
1   CNSC      05/18/95    Conesco Industries, Ltd.           Reverse Split                       $3.80
2   RIOC      03/09/95    Royal International Optical        Reverse Split                       $1.25
3     EE      05/26/95    Esquire Radio & Electronics, Inc.  Self-Tender Offer                  $54.35
4   BDRM      08/04/94    Body Drama, Inc.(1)                Tender Offer                        $2.93
5    HOF      12/06/89    Hofmann Industries, Inc.           Tender Offer                        $8.25
6   DINE      04/13/95    Mascott Corporation                Tender Offer/Merger                 $1.55
7    LDB      09/13/94    LDB Corporation(2)                 Merger                              $7.50
8   PETT      11/22/93    Pettibone Corp.                    Management Buy-Out                  $3.50
9   CSOF      10/18/93    Corporate Software, Inc.           Tender Offer/Mgmt. Led Buy-Out     $15.00
10   KTM      04/28/94    Ketema Inc.(3)                     Merger/Takeover                    $15.00

    Ticker    ____________Price____________                        ________________Premium____________________
    Symbol    1 day prior      1 week prior      1 month prior     1 day prior   1 wk prior(4)   1 month prior
1   CNSC       No trades             $2.625           $2.500                         44.76%           52.00%
2   RIOC        $0.313            No trades           $0.875         300.00%                          42.86%
3     EE       $48.250            No trades          $48.250          12.64%                          12.64%
4   BDRM        $1.625               $1.875           $1.375          80.31%         56.27%          113.09%
5    HOF        $6.375               $6.250           $5.500          29.41%         32.00%           50.00%
6   DINE       No trades             $1.500           $1.000                          3.33%           55.00%
7    LDB       No trades             $5.250           $4.500                         42.86%           66.67%
8   PETT        $3.375               $3.750           $3.000           3.70%         -6.67%           16.67%
9   CSOF       $11.250              $11.000          $11.250          33.33%         36.36%           33.33%
10   KTM       $13.000              $13.125          $12.375          15.38%         14.29%           21.21%
                                                                      ______________________________________
                                           Average                    67.83%         32.84%           46.35%
                                                                      --------------------------------------

                                           Minimum                     3.70%          3.33%           12.64%
                                           Maximum                   300.00%         56.27%          113.09%
                                                                     _______________________________________
                                             Adjusted Average         34.22%         32.72%           42.22%
                                                                     ---------------------------------------

(1) Company successfully completed tender offer at offer price even though it was sued by shareholders.  The Company's stock traded as high as $5 a year prior to offer.
(2) Initial offer price was set at $5.50 a share but had to be increased to $7.50 a share.
(3) Initial offer was set at $13.125 a share but had to be increased to $15 a share.
(4) Average does not include premium for Pettibone Corporation.
Source:  Datatimes and Bloomberg









Lonestar
Analysis of Other Transactions

Price Multiples for Going Private Transactions in Last 2 Years

     Ticker       Date                                                                        Transaction
     Symbol    Announced   Company                             Description                       Price           Time Period
1    CNSC      05/18/95    Conesco Industries, Ltd.            Reverse Split                     $3.80           12/94
2    RIOC      03/09/95    Royal International Optical         Reverse Split                     $1.25            3/94
3      EE      05/26/95    Esquire Radio & Electronics, Inc.   Self-Tender Offer                $54.35
4    BDRM      08/04/94    Body Drama, Inc. (1)                Tender Offer                      $2.93
5     HOF      12/06/89    Hofmann Industries, Inc.            Tender Offer                      $8.25
6    DINE      04/13/95    Mascott Corporation                 Tender Offer/Merger               $1.55
7     LDB      09/13/94    LDB Corporation (2)                 Going private/Merger              $7.50
8    PETT      11/22/93    Pettibone Corp.                     Management Buy-Out                $3.50            3/93
9    CSOF      10/18/93    Corporate Software, Inc.            Tender Offer/Mgmt. Led Buy-Out   $15.00           12/92
10    KTM      04/28/94    Ketema Inc. (3)                     Merger/Takeover                  $15.00            2/94

     Ticker    -------------- Per Share Data------------                   ------------ Price Multiples -------------
     Symbol    Sales   Cash Flow Operating Inc.    Earnings   Book Value   Sales  Cash Flow Operating Inco  Earnings   Book
Value
1    CNSC      10.1    $0.87       $0.77           $0.34       $5.32        0.38      4.39       4.95          11.18      0.71
2    RIOC      11.56   (0.07)      (0.09)          (0.09)       1.56        0.11    (16.78)    (13.18)        (13.89)     0.80
3      EE
4    BDRM
5     HOF
6    DINE
7     LDB
8    PETT       9.67    0.40       0.46             0.32        2.31        0.36      8.75       7.61          10.94      1.52
9    CSOF      51.45    0.93       1.67             1.00        9.26        0.29     16.13       8.98          15.00      1.62
10    KTM      35.02   (1.68)      1.53             0.42       16.33        0.43     (8.93)      9.80          35.71      0.92
                                                                            ___________________________________________________
                                                                            0.31      9.76       7.84          18.21      1.11






















Lonestar
Analysis of Other Transactions

M & A Going Private Transactions Involving Companies in Similar Industry in Last 5 Years
Criteria
 Public U.S. Companies that Went Private in Last 5 Years
 Trucking & Shipping, Non-Air Industry
 No Restriction on Transaction Size

        Date         Date
        Announced    Effective      Target Name                      Acquiror Name
1       02/16/90     08/31/90       AIFS Inc                         Marina Holdings Corp
2       02/26/90                    Builders Transport Inc           Comcar Industries Inc
3       07/03/90     05/25/93       Regency Cruises Inc              Rainbow Cruises Inc
4       04/23/91     09/29/91       Courier Dispatch Group Inc       CDG Acquisition Corp
5       03/14/95     04/25/95       Leaseway Transportation Corp     Penske Truck Leasing Co LP

                     Premium 1            Premium 1             Premium 4             Shares
        Price per   day prior to         week prior to         weeks prior to        Outstanding
         Share      announcement (1)     announcement          announcement          Actual (mil)
1         $6.50      48.6%                48.6%                 44.4%                  3.29
2        $15.00      57.9%                53.8%                 55.8%                  4.91
3         $2.60      28.0%                32.1%                 38.7%                 23.29
4         $4.37      -0.1%                52.0%                 94.2%                  2.50
5        $20.00      54.6%                55.3%                 60.0%                  9.99
                     ________________________________________________
                     47.3%                48.4%                 58.6%
                     ================================================

(1) Average does not include premium for Courier Dispatch Group.
Source:  Securities Data Company























Lonestar
Analysis of Other Transactions

M & A Going Private Transactions Involving Companies in Other Industries in Last 18 Months
Criteria
 Public U.S. Companies that Went Private in Last 18 Months
 All Industries, excluding High-Tech
 Transaction Size of $40 million or less

        Date         Date
        Announced    Effective      Target Name                      Acquiror Name
1       09/18/95     12/05/95       Bliss & Laughlin Industries      BRW (Veritas Capital Corp)
2       11/03/95     11/03/95       Marshalltown Financial Corp      BancSecurity Corp
3       09/13/94     01/30/95       LDB Corp                         Investor Group
4       09/27/94     12/21/94       Revell-Monogram Inc              Hallmark Cards Inc
5       10/03/94     11/14/94       Information America Inc          West Publishing Co
6       10/04/94     12/15/94       Laser Precision Corp             GN Great Nordic Ltd
7       11/01/94     10/16/95       Mickelberry Communications       Union Capital Corp
8       12/14/94     03/01/95       Galveston-Houston Co             GHI Acquisition Co
9       03/02/95     08/30/95       DATEQ Information Network        Trans Union (Marmon Holdings)
10      04/06/95     08/31/95       Intermetrics Inc                 Apollo Holding Inc
11      06/05/95     09/01/95       Designatronics Inc               Dyson & Dyson & Dunn Inc


                     Premium 1            Premium 1             Premium 4             Shares
        Price per   day prior to         weeks prior to        weeks prior to        Outstanding
          Share     announcement (1)     announcement          announcement          Actual (mil)
1          $9.50      11.8%                24.6%                 22.6%                  3.97
2         $16.75       9.8%                17.5%                  9.8%                  1.41
3          $7.50      42.9%                42.9%                 42.9%                  1.85
4          $6.38      10.9%                 4.1%                 10.9%                  4.67
5          $6.00      54.8%                65.5%                 84.6%                  4.88
6          $8.00      36.2%                45.5%                 39.1%                  4.84
7          $4.25      47.8%                78.9%                 61.9%                  5.88
8          $2.25      28.6%                38.5%                 28.6%                 16.96
9          $5.41      27.3%                27.3%                 27.3%                  3.38
10         $6.80      60.0%                60.0%                 43.2%                  4.00
11         $6.00      45.5%                29.7%                 29.7%                  2.87
                      ________________________________________________
                      34.1%                39.5%                 36.4%


Source:  Securities Data Company











                 Analysis of Dual Class Stock Trading Variance
___________________________________________________________________________


-  Review the companies' performance.

-  Review other dual Class stocks performance.

-  Review trading volume analysis.

-  Discuss other information relative to dual Class stock performance.














































___________________________________________________________________________

January 25, 1996                  5                           Llama Company

Lonestar
Analysis of Stock Price Variance of Dual Class Stock for Period from 1993 to 1995(1)

Stock Price Variance                                         Average Price Variance
                                                         90 Day       1 Year     3 Years

Group of 10 Dual Class Companies                         96.07%       95.68%     95.54%

Lonestar                                                 68.55%       86.07%     87.58%


(1)  Based on average monthly closing trade prices.  Soure:Infovest











































Lonestar
Analysis of Stock Price Variance of Dual Class Stock from 1993 to 1995(1)
Discount of Non Voting Class to Voting Class Stock


                                                    Commerce       Crawford     Marsh Super-                  Playboy
Date             Advanta Corp.    Bandag Inc.    Clearing House    & Company    Markets, Inc.    Molex Inc.   Ent. Inc.
1/93             88.01%           96.56%          93.68%             92.91%       98.59%           94.54%       101.88%
2/93             87.35%           95.77%          94.41%             94.96%       96.96%           94.13%       100.65%
3/93             87.47%           94.11%          94.17%             96.02%       89.22%           92.67%        98.41%
4/93             86.21%           96.32%         100.42%             97.59%       91.60%           93.03%       100.84%
5/93             82.87%           96.61%          98.37%             95.13%       90.85%           92.80%       105.81%
6/93             80.81%           97.79%          95.73%             97.72%       93.81%           89.96%       111.98%
7/93             86.73%           95.43%          97.51%            100.28%       94.13%           92.54%       114.86%
8/93             88.65%           96.73%          96.92%            102.65%       97.70%           90.68%       114.90%
9/93             87.49%           95.42%          96.48%            102.38%       99.34%           91.48%       118.58%
10/93            85.13%           94.76%          99.19%            101.47%       99.59%           91.61%       117.96%
11/93            82.78%           94.97%          97.14%             99.88%       94.42%           93.38%       112.07%
12/93            86.79%           94.83%          97.40%            102.11%       95.68%           93.34%       114.71%
1/94             90.37%           94.66%          90.02%            104.86%       96.12%           95.79%       116.22%
2/94             96.01%           92.64%          95.73%            103.87%       91.57%           95.25%       116.69%
3/94             94.35%           94.74%          95.58%            104.73%       93.10%           95.97%       105.66%
4/94             92.62%           95.78%          95.78%            105.25%       94.07%           97.66%       100.00%
5/94             89.37%           91.43%          96.90%            103.99%       92.32%           94.89%       104.33%
6/94             90.94%           89.97%          97.59%            102.22%       90.81%           95.32%       101.54%
7/94             92.63%           89.24%          97.57%            101.93%       95.21%           94.82%        97.84%
8/94             91.60%           89.82%          98.82%             99.11%       90.67%           93.42%        99.60%
9/94             93.71%           90.45%          98.40%            100.70%       90.27%           92.69%       102.76%
10/94            93.59%           88.98%          98.63%            100.13%       89.69%           93.65%       103.94%
11/94            94.22%           88.20%          98.46%            100.92%       93.92%           94.23%       101.23%
12/94            94.67%           88.10%          98.68%             99.80%       92.43%           91.70%       106.09%
1/95             94.06%           88.66%          98.00%            100.14%       92.19%           91.85%       106.72%
2/95             93.38%           90.36%          95.77%            100.13%       91.92%           94.62%       101.03%
3/95             93.33%           90.58%          98.66%             98.91%       86.29%           95.28%        98.46%
4/95             94.41%           94.49%          96.47%             99.19%       90.82%           94.41%        99.50%
5/95             92.73%           92.58%          97.79%             99.94%       96.05%           95.17%        98.51%
6/95             91.53%           90.83%          98.87%             99.48%       91.50%           94.32%        98.61%
7/95             90.73%           90.31%          98.41%             99.51%       91.72%           92.84%       101.00%
8/95             89.84%           93.28%          95.62%             99.67%       84.43%           93.09%        96.84%
9/95             92.26%           91.64%          94.94%             99.05%       85.51%           92.91%        92.08%
10/95            92.18%           96.00%          99.91%             99.81%       91.46%           93.97%        90.96%
11/95            93.48%           96.60%          98.77%             99.61%       92.53%           93.63%        92.32%
12/95            94.08%           97.57%          99.80%             99.13%       95.40%           95.36%        91.15%
_______________________________________________________________________________________________________________________
3 Year Average   90.45%           93.23%          97.13%            100.14%       92.83%           93.69%       103.77%
1 Year Average   92.67%           92.74%          97.75%             99.55%       90.82%           93.95%        97.27%
90 day Average   93.25%           96.72%          99.49%             99.52%       93.13%           94.32%        91.48%











                 J.M. Smucker     Tecumseh                         Average for       Cannon
Date             Company          Products, Inc.   Viacom Inc.     10 Companies      Express, Inc.
1/93              93.23%           94.68%           95.04%                            78.13%
2/93              92.42%           96.75%           94.82%                            89.66%
3/93              92.64%           95.95%           95.01%                            86.67%
4/93              94.15%           94.60%           95.55%                           100.00%
5/93              92.87%           95.02%           93.57%                            86.05%

6/93              91.94%           98.84%           93.57%                           100.00%
7/93              93.31%           92.50%           90.94%                           111.11%
8/93              93.32%           97.84%           90.90%                            60.71%
9/93              89.00%           94.47%           90.40%                            92.59%
10/93             91.24%           96.71%           90.89%                            76.60%
11/93             90.42%           96.85%           87.56%                            86.96%
12/93             92.84%           96.45%           91.01%                            79.25%
1/94              95.91%           99.70%           91.82%                            92.31%
2/94              89.12%           97.14%           86.73%                            80.00%
3/94              88.16%           87.90%           85.26%                            81.48%
4/94              94.53%           85.11%           87.65%                            95.56%
5/94              93.58%           87.44%           94.56%                            81.25%
6/94              94.41%           90.36%           92.71%                            88.42%
7/94              88.89%          101.47%           88.36%                            78.72%
8/94              90.28%          102.92%           87.99%                            85.11%
9/94              90.46%          102.46%           90.20%                           102.17%
10/94             91.18%          103.07%           96.48%                            96.00%
11/94             91.62%          100.67%           96.99%                           102.08%
12/94             93.04%          102.78%           97.51%                            89.09%
1/95              94.64%          100.30%           97.67%                            99.08%
2/95              93.54%          101.13%           97.91%                           103.92%
3/95              90.67%           99.10%           98.14%                            88.52%
4/95              92.76%          103.09%           98.11%                            99.09%
5/95              92.02%          103.26%           98.41%                            88.89%
6/95              90.14%          101.77%           98.92%                            90.20%
7/95              89.77%          102.61%           99.65%                            98.11%
8/95              87.97%          103.48%           99.74%                            89.80%
9/95              88.67%          102.83%           99.92%                            69.57%
10/95             88.96%          101.51%          100.00%                            65.96%
11/95             89.06%          102.48%          100.37%                            61.90%
12/95             90.52%          104.20%          101.17%                            77.78%
___________________________________________________________________________
3 Year Average    91.59%           98.26%           94.32%         95.54%             87.58%
1 Year Average    90.73%          102.14%           99.17%         95.68%             86.07%
90 day Average    89.52%          102.73%          100.51%         96.07%             68.55%

(1) Based on average monthly closing trade prices.  Soure:Infovest












                       Discounted Cash Flow Analysis
___________________________________________________________________________


- Review five year forecast assumptions.

- Review free cash flow calculation.

- Discuss present value analysis.

- Discuss determination of discount rate.

- Discuss other information relative to discounted cash flow analysis.












































___________________________________________________________________________

January 25, 1996                  6                           Llama Company

Lonestar
Discounted Cash Flow Analysis

Discount Rate                          19.23%

                                          1            2           3           4           5             6
                                       1996         1997        1998        1999        2000        Residual(2)
Net Income                               4,505       5,148       7,415       9,798       9,990       9,990
Interest Expense                         3,037       3,037       3,181       4,450       6,518       6,518
Taxes (1)                                  990       1,392       2,923       5,656       5,817       5,817
Depreciation                            10,058      11,312      12,050      15,155      21,140      21,140
Gain on Sale of Assets                       0           0           0      (2,651)          0           0
                                        ___________________________________________________________________
  EBITDA                                18,590      20,889      25,569      32,408      43,465      43,465
                                        ___________________________________________________________________

CAPEX
 Gross CAPEX                            25,028       7,000      35,488      49,901      57,244      21,140
 Sales Proceeds                         (3,077)          0      (5,339)     (8,442)     (6,587)     (8,915)
                                        _______________________________________________________
   Net CAPEX                            21,951       7,000      30,149      41,459      50,657      12,225
                                        ___________________________________________________________________
Free Cash Flow                          (3,361)     13,889      (4,580)     (9,051)     (7,192)     31,240
                                        ___________________________________________________________________
Discount Factor                          1.1923      1.4216      1.6949      2.0209      2.4095      2.4095

PV of FCF                               (2,819)      9,770      (2,702)     (4,479)      (2,985)

Cumulative PV of FCF                    (3,215)

Residual Value (2)                                                                                  162,454
 PV of Residual                         67,422

Working Capital at 6/30/95              23,497
                                        ______
 Enterprise Value                       87,705
                                        ______

Less Debt at 6/30/95 (3)               (44,080)
                                        ______

Net Equity Value                        43,625
                                        ======

Number of Shares Outstanding             4,328

Equity Value per Outstanding Share      $10.08
                                        ======

(1) Provision for income tax net of other adjustments.
(2) Gross CAPEX for residual value is assumed to be equal to depreciation in FY 2000.  Sales proceeds is related to retirement of replaced equipment.
(3) Includes current portion of long-term debt.

     THE PROJECTIONS SET FORTH HEREIN ARE BASED UPON, AND MUST BE READ IN CONJUNCTION WITH, THE ASSUMPTIONS SET FORTH IN "FOOTNOTES TO ASSUMPTIONS - BASE CASE" AT THE END OF THIS EXHIBIT.

Lonestar
Discounted Cash Flow Analysis

Discount Rate                          18.00%

                                          1            2           3           4           5             6
                                       1996         1997        1998        1999        2000        Residual (2)
Net Income                               4,505       5,148       7,415       9,798       9,990       9,990
Interest Expense                         3,037       3,037       3,181       4,450       6,518       6,518
Taxes (1)                                  990       1,392       2,923       5,656       5,817       5,817
Depreciation                            10,058      11,312      12,050      15,155      21,140      21,140
Gain on Sale of Assets                       0           0           0      (2,651)          0           0
                                        ___________________________________________________________________
  EBITDA                                18,590      20,889      25,569      32,408      43,465      43,465
                                        ___________________________________________________________________

CAPEX
 Gross CAPEX                            25,028       7,000      35,488      49,901      57,244      21,140
 Sales Proceeds                         (3,077)          0      (5,339)     (8,442)     (6,587)     (8,915)
                                        _______________________________________________________
   Net CAPEX                            21,951       7,000      30,149      41,459      50,657      12,225
                                        ___________________________________________________________________
Free Cash Flow                          (3,361)     13,889      (4,580)     (9,051)     (7,192)     31,240
                                        ___________________________________________________________________
Discount Factor                          1.1800      1.3924      1.6430      1.9388      2.2878      2.2878

PV of FCF                               (2,848)      9,975      (2,788)     (4,668)      (3,144)

Cumulative PV of FCF                    (3,473)

Residual Value (2)                                                                                  173,556
 PV of Residual                         75,863

Working Capital at 6/30/95              23,497
                                        ______
 Enterprise Value                       95,887
                                        ______

Less Debt at 6/30/95 (3)               (44,080)
                                        ______

Net Equity Value                        51,807
                                        ======

Number of Shares Outstanding             4,328

Equity Value per Outstanding Share      $11.97
                                        ======

(1) Provision for income tax net of other adjustments.
(2) Gross CAPEX for residual value is assumed to be equal to depreciation in FY 2000.  Sales proceeds is related to retirement of replaced equipment.
(3) Includes current portion of long-term debt.

     THE PROJECTIONS SET FORTH HEREIN ARE BASED UPON, AND MUST BE READ IN CONJUNCTION WITH, THE ASSUMPTIONS SET FORTH IN "FOOTNOTES TO ASSUMPTIONS - BASE CASE" AT THE END OF THIS EXHIBIT.

Lonestar
Weighted Average Cost of Capital


Assumptions
___________
Effective Income Tax Rate                 38.50%
Cost of Debt                               6.00%
Amount of Debt at 6/30/95                $44,080
Cost of Equity (1)                        39.00%
Amount of Market Equity at 1/23/96        34,649

Weighted Average Cost of Capital (2)      19.23%
                                         =======


(1) The company's historical one year annual growth rate for earnings per share was used as a proxy for the cost of equity.
(2) Weighted Average Cost of Capital = ((1-Tax Rate)*(Debt
    Cost*Debt)+(Equity Cost*Equity))/(Debt+Equity)




































Lonestar
Calculation of Discount Rates for Selected Public Companies (1)


Company                   Price on 1/24/96     Shares           Total Debt         Market Cap.        Discount Rate
TRUCKLOAD
J.B. Hunt Transport       $15.88               38,692,399       $368,880,000         $983,121,834     17.88%
M.S. Carriers             $16.75               12,878,300        $55,440,750         $271,152,275     18.30%
Builders Transport         $7.75                5,094,338           $204,304          $39,685,424     27.00%
Werner Enterprises        $19.75               25,160,716        $40,000,000         $536,924,141     17.29%
                                                                                                      ______
                          Simple Average                                                              20.12%
                                                                                                      ______
                          Weighted Average (2)                                                        17.97%
                                                                                                      ======

LESS THAN TRUCKLOAD
Arkansas Best Freight      $6.50               19,513,708           $359,416         $127,198,518     19.10%
American Freightways      $10.56               30,836,305           $172,206         $325,880,678     17.48%
Consolidated Freight      $24.63               43,535,593       $468,537,000       $1,540,600,978     17.84%
Yellow Corp.              $12.00               28,105,797           $339,975         $337,609,539     21.44%
                                                                                                      ______
                          Simple Average                                                              18.97%
                                                                                                      ______

                          Weighted Average (2)                                                        18.38%
                                                                                                      ======

(1) Source of numbers for calculating discount rates: Value Line Publishing, Inc.
(2) Weighted by market capitalization.


























                                   LONESTAR
                                ANALYSIS SUMMARY

I.     Analysis of Historical Price and Volume                                          $6.38-$9.25

            - Day Prior                                       $6.38
            - One Week Prior                                   6.72
            - Four Weeks Prior                                 6.77
            - 90 Days Prior                                    7.32
            - Average Trade Prices on the Four Largest
              Volume Days (9/95-1/96)
                ($9.25, $8.938, $7.00, $6.38)

II.    Analysis of Comparable Companies

            - Various Price Multiples Comparisons                                       N/A
            - Price Multiples Adjusted for Company Historical
              Discount to Market P/E's                                                  $6.43-$8.72

III.   Analysis of Other Going Private Transactions                                     $8.46-$9.07

            - Going Private - Last 2 years (one week prior
              32.72%-one month prior 42.22%)
                   $8.46-$9.07
            - M & A Going Private in Similar Industry
              Last 5 years
                   47.3%-58.6%
                   $9.39-$10.11
            - M & A Going Private Last 18 Months
                   34.1%-39.5%
                   $8.55-$8.89

IV.    Analysis of Dual Class Stock Trading Variance                                    $6.38-$8.77

            - Company Variance (69.9% on 1/25/96)
            - Other Dual Class Stocks Variance (96.07%
              for 90 days prior to 1/26/96)

V.     Discounted Cash Flow Analysis                                                    $10.08-$11.97

            - 18% Discount Rate                               $11.97
            - 19.23% Discount Rate                            $10.08

Note: Closing Stock Price Last Trade Date January 25, 1996:

            - Class A                                         $9.125
            - Class B                                         $6.375



     THE PROJECTIONS SET FORTH HEREIN ARE BASED UPON, AND MUST BE READ IN CONJUNCTION WITH, THE ASSUMPTIONS SET FORTH IN "FOOTNOTES TO ASSUMPTIONS - BASE CASE" AT THE END OF THIS EXHIBIT.




                             Recapitalization
___________________________________________________________________________


-  Discuss assumptions used in recapitalization.

- Review impact of recapitalization on liquidity, leverage and shareholder returns, EPS and book value per share.

















































___________________________________________________________________________

January 25, 1996                  8                           Llama Company

Lonestar
Impact of Recapitalization on Key Financial Ratios as of December 31, 1995


                                                 Actual        Pro-Forma
                                                 _________     _________
Liquidity                                             1.81          1.23
  Current Ratio
Leverage
  Debt to Equity                                   206.69%       336.23%
  Debt to Capital                                   67.39%        77.08%
Return on Equity                                    14.22%        23.13%
Earnings per Share (1)                               $0.90         $1.21
Book Value per Share (1)                             $6.31         $5.21

Trailing 12 Months Net Income
  through Dec. 31, 1995             $3,884,179
Total Number of Outstanding Shares               4,327,704     3,221,405


(1) Based on total outstanding shares.



































Lonestar
Impact of Recapitalization on Key Financial Ratios
For Fiscal Years Ending June 30,


                           1996      1997      1998      1999      2000

WITH RECAPITALIZATION
Liquidity
  Current Ratio            1.30      0.89      0.80      0.97      1.10
Leverage
  Debt to Equity           300.92%   205.72%   198.04%   205.23%   231.02%
  Debt to Capital           75.06%    67.29%    66.45%    67.24%    69.79%
Return on Equity            23.22%    20.02%    22.71%    23.27%    19.17%
Earnings per Share (1)       $1.39     $1.50     $2.20     $2.94     $3.00
Book Value per Share (1)     $6.00     $7.50     $9.71    $12.65    $15.65

WITHOUT RECAPITALIZATION
Liquity
  Current Ratio               1.90      1.29      1.14      1.35      1.39
Leverage
  Debt to Equity           194.44%   141.73%   145.64%   159.77%   186.74%
  Debt to Capital           66.04%    58.63%    59.29%    61.50%    65.13%
Return on Equity            15.10%    14.72%    17.49%    18.77%    16.07%
Earnings per Share (1)       $1.04     $1.19     $1.71     $2.26     $2.31
Book Value per Share (1)     $6.89     $8.08     $9.79    $12.06    $14.37


(1) Based on total outstanding shares.


     THE PROJECTIONS SET FORTH HEREIN ARE BASED UPON, AND MUST BE READ IN CONJUNCTION WITH, THE ASSUMPTIONS SET FORTH IN "FOOTNOTES TO ASSUMPTIONS - BASE CASE" AT THE END OF THIS EXHIBIT.






















Lonestar
Actual and Pro-Forma Balance Sheet as of December 31, 1995


                                                           Actual            Adjustment          Pro-Forma
ASSETS
Current Assets
  Cash and cash equivalents                                18,384,944        (10,524,793)         7,860,151
  Marketable securities                                     4,642,015                             4,642,015
  Receivables, less allowance for doubtful accounts
    Trade                                                   8,578,326                             8,578,326
    Other                                                      58,358                                58,358
  Prepaid expenses and supplies                             1,283,082                             1,283,082
                                                           ________________________________________________
Total current assets                                       32,946,725        (10,524,793)        22,421,932

Property and Equipment
  Land, Buildings and improvements                          1,143,453                             1,143,453
  Revenue equipment                                        69,076,700                            69,076,700
  Service, office and other equipment                       2,158,288                             2,158,288
                                                           ________________________________________________
                                                           72,378,441                  0         72,378,441
  Less allowances for depreciation                         14,221,293                            14,221,293
                                                           ________________________________________________
Net property and equipment                                 58,157,148                  0         58,157,148
Other Assets:
  Receivable from stockholders                                 23,406                                23,406
  Restricted cash                                             814,974                               814,974
  Other                                                     1,116,636                             1,116,636
                                                           ________________________________________________
Total other assets                                          1,955,016                  0          1,955,016

Total Assets                                               93,058,889        (10,524,793)        82,534,096
                                                           ================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Trade accounts payable                                      661,504                               661,504
  Accrued expenses:
    Insurance reserves                                      1,472,945                             1,472,945
    Other                                                   1,822,340                             1,822,340
  Federal and state income taxes payable                    1,384,639                             1,384,639
  Deferred Income Taxes                                        75,000                                75,000
  Current portion of long-term debt                        12,822,744                            12,822,744
                                                           ________________________________________________
Total current liabilities                                  18,239,172                 0          18,239,172

  Long-term debt, less current portion                     43,640,227                            43,640,227
  Deferred income taxes                                     3,292,000                             3,292,000
  Other liabilities                                           569,632                               569,632

Stockholders' Equity
  Class A common stock                                         22,195                                22,195
  Class B common stock                                         22,245            (22,245)                 0
  Additional paid-in capital                                3,542,356        (10,502,548)        (6,960,192)
  Retained earnings                                        22,633,859                            22,633,859
  Unrealized holding losses on marketable securities,
  net of income tax benefits                                1,468,978                             1,468,978
                                                           ________________________________________________
                                                           27,689,633        (10,524,793)        17,164,840
  Less treasury stock, at cost                                371,775                               371,775
                                                           ________________________________________________
Total stockholders' equity                                 27,317,858        (10,524,793)        16,793,065

Total Liabilities & Stockholders' Equity                   93,058,889        (10,524,793)        82,534,096
                                                           ================================================



















































LONESTAR
CLASS B REVERSE SPLIT
(IN THOUSANDS EXCEPT SHARE PRICE)

Class B Reverse Split Share Price                          $9.00
Class A Closing Trade Price as of 1/24/96                  $9.27

Total Outstanding Class B Shares                           2,166    100.00%
Majority Shareholder's Outstanding Class B Shares (1)      1,091     50.38%
                                                           ________________
  Remaining Class B Shares                                 1,075     49.62%
                                                                    _______
Class B Reverse Split Share Price                          $9.00
                                                           ______
  Amount Required for Reverse Split                        $9,675
Placement & Transaction Fees                                  850
                                                           _______
  Total Funds Required for Recapitalization                $10,525


SOURCES & USES OF RECAPITALIZATION
Sources:
  Cash                                                     $10,525
                                                           =======

Uses:
  Reverse Split of Class B Shares                           $9,675
  Placement & Transaction Fees                                 850
                                                           _______
                                                           $10,525
                                                           =======

(1) Assumes that majority shareholder's dependents tendered 140,000 shares in the reverse split.























LONESTAR
TOTAL OUTSTANDING SHARES WITH REVERSE SPLIT OF CLASS B SHARES
(In Thousands)


                                                            Class A                   Class B
Total Outstanding Shares                                    2,161                      2,166
Number of Reverse Split Class B Shares                                                (1,075)
                                                                                      _______
  Class B Shares Held by Majority Shareholder                                          1,091
Conversion of Majority Shareholder's Class B Shares                                   (1,091)
Majority Shareholder's Class A Shares on Conversion (1)     1,060
                                                            ________________________________
  Total Outstanding Shares after Transaction                3,221                          0

CALCULATION OF CONVERSION RATIO FROM CLASS B TO CLASS A
Class B Reverse Split Share Price                           $9.00
Class A Closing Trade Price as of 1/24/96                   $9.27

Conversion Ratio                                                          0.9713

                                                                          Pre-Recapitalization       Post Recapitalization
                                                                          Shares                     Shares
CLASS A SHARE OWNERSHIP                                                   Outstanding      %         Outstanding         %
_______________________                                                   _________________________________________________
Majority Shareholder                                                      1,231       56.97%         2,291           71.13%
Public                                                                      930       43.03%           930           28.87%
                                                                          _________________________________________________
                                                                          2,161      100.00%         3,221          100.00%

(1) Assumes a conversion ratio of 0.9713 ($9.00/$9.27) Class A shares for each Class B share.
























Resid.  Value Method: Perp                     Income Statement for Lonestar

                                                     Recapitalization


(in thousands of  $)                 1996           1997           1998             1999          2000

Operating revenue                  $94,799         $106,401       $122,913         $156,843      $202,962

Salaries, wages & fringe bft        32,098           36,189         41,401           53,398        68,936
Operating supplies & expense        28,634           32,284         36,934           47,636        61,497
Insurance, taxes & licenses          9,763           11,007         12,592           16,241        20,967
Rents & purchased trnsprtion         4,028            4,132          4,241            4,355         4,475
Other                                1,686            1,901          2,175            2,805         3,621
                                    ______          _______        _______          _______       _______
Operating expenses and costs        76,209           85,513         97,343          124,435       159,496
Depreciation & Amortization         10,058           11,312         12,050           15,155        21,140
                                    ______          _______        _______          _______       _______
Operating Income                    $8,532           $9,576        $13,520          $17,253       $22,326

Interest & dividend income             741              469            448              430           383
                                    ______          _______        _______          _______       _______

Total Interest Expense               3,828            4,034          4,174            5,442         7,481
Gain (loss)-disposal of asset            0                0              0            2,651             0
                                    ______          _______        _______          _______       _______

Income before income taxes          $5,445           $6,011         $9,793          $14,892       $15,228
Other Adjustment                     1,126            1,126          1,057              294           269
                                    ______          _______        _______          _______       _______

Current prov. for inc. tax             999            1,188          2,713            5,439         5,594
Deferred prov. for inc. tax            (29)               0              0                0             0
                                    ______          _______        _______          _______       _______

Provision for income taxes             970            1,188          2,713            5,439         5,594
                                    ______          _______        _______          _______       _______
Net income                          $4,475           $4,823         $7,080           $9,452        $9,634
                                    ======          =======        =======          =======       =======

Primary EPS                          $1.39            $1.50          $2.20            $2.94         $3.00





     THE PROJECTIONS SET FORTH HEREIN ARE BASED UPON, AND MUST BE READ IN CONJUNCTION WITH, THE ASSUMPTIONS SET FORTH IN "FOOTNOTES TO ASSUMPTIONS - BASE CASE" AT THE END OF THIS EXHIBIT.








Resid.  Value Method: Perp                     Balance Sheet for Lonestar

                                                    Recapitalization

(in thousands of  $)               1996            1997             1998          1999           2000
Cash & cash equivalents           $6,884          $6,452           $6,100        $5,162        $13,354
Marketable securities              2,500           2,500            2,500         2,500          2,500
Trade receivables                 10,957          12,335           14,295        18,323         23,799
Other receivables                    662             662              662           662            662
Prepaid expenses & supplies        2,086           2,351            2,690         3,469          4,479
                                  ______          ______           ______        ______         ______
Total current assets             $23,089         $24,300          $26,246       $30,117        $44,794

Property & equipment              80,558          87,558          105,168       134,345        175,859
Less: Accum. depreciation         20,777          32,089           31,600        31,822         43,819
                                  ______          ______           ______        ______         ______
Net property and equipment        59,781          55,469           73,568       102,523        132,040
Receivable from stockholders          23              23               23            23             23
Restricted cash                      814             814              814           814            814
Other                              1,294           1,294            1,294         1,294          1,294
                                  ______          ______           ______        ______         ______
Other Assets                       2,131           2,131            2,131         2,131          2,131
                                  ______          ______           ______        ______         ______
Total Assets                     $85,001         $81,900         $101,945      $134,771       $178,965
                                  ======          ======          =======       =======        =======
Trade accounts payable              $485            $543             $615          $781           $996
Cur port existing senior LTD      10,221          10,645            9,033         2,335            919
Cur port New Senior LTD            3,624          12,173           18,727        21,676         31,049
Federal & State income taxes         120             147              335           671            690
Insurance reserves                 1,610           1,815            2,077         2,678          3,458
Other accrued expenses             1,680           1,894            2,167         2,795          3,608
                                  ______          ______           ______        ______         ______
Total current liabilities        $17,740         $27,217          $32,954       $30,937        $40,721

Existing senior L-T debt          25,132          14,488            5,455         3,119          2,200
New senior L-T debt               19,022          12,266           28,527        56,253         81,948
Deferred income taxes              3,833           3,833            3,833         3,833          3,833
                                  ______          ______           ______        ______         ______
Total Liabilities                $65,727         $57,804          $70,769       $94,142       $128,702

Class A common stock                  22              22               22            22             22
Additional paid-in capital        (6,961)         (6,961)          (6,961)       (6,961)        (6,961)
Treasury stock                      (372)           (372)            (372)         (372)          (372)
Unrealized hldg. loss-mkt sec        927             927              927           927            927
Retained earnings                 25,658          30,481           37,560        47,013         56,647
                                  ______          ______           ______        ______         ______
Total stockholders' equity        19,274          24,097           31,176        40,629         50,263
                                  ______          ______           ______        ______         ______
Total Liabilities and Equity     $85,001         $81,900         $101,945      $134,771       $178,965
                                  ======          ======          =======       =======        =======

     THE PROJECTIONS SET FORTH HEREIN ARE BASED UPON, AND MUST BE READ IN CONJUNCTION WITH, THE ASSUMPTIONS SET FORTH IN "FOOTNOTES TO ASSUMPTIONS - BASE CASE" AT THE END OF THIS EXHIBIT.



Resid.  Value Method: Perp                     FAS 95 Cash Flow for Lonestar
                                                    Recapitalization
(in thousands of  $)               1996            1997             1998            1999          2000
OPERATING ACTIVITIES:

Operating revenue                $94,799         $106,401         $122,913         $156,843      $202,962

Salaries, wages & fringe bft     $32,098          $36,189          $41,401          $53,398       $68,936
Operating supplies & licenses     28,634           32,284           36,934           47,636        61,497
Insurance, taxes & licenses        9,763           11,007           12,592           16,241        20,967
Rents & purchased trnsprtion       4,028            4,132            4,241            4,355         4,475
Other                              1,686            1,901            2,175            2,805         3,621
                                 _______          _______          _______         ________      ________
Operating expenses and costs     $76,209          $85,513          $97,343         $124,435      $159,496
Depreciation & Amortization      $10,058          $11,312          $12,050           15,155        21,140
                                 _______          _______          _______         ________      ________
Total Interest Expense            $3,828           $4,034           $4,174           $5,442        $7,481
Operating Profit (after Int)      $4,704           $5,542           $9,346          $11,811       $14,845
                                 _______          _______          _______         ________      ________
Tax. Oper. Profit (aft Int.)      $4,704           $5,542           $9,346          $11,811       $14,845
Current prov. for inc. tax           999            1,188            2,713            5,439         5,594
Depreciation Expense: Funds      $10,058          $11,312          $12,050          $15,155       $21,140
Incr. in Accounts Payable             26               57               73              166           215
Incr. in Income Tax Payable         (316)              27              188              336            19
Incr. in insurance reserves          273              205              261              602           779
Incr. in other accrued exp.          194              214              273              628           813
Incr. in Trade Receivables         1,872            1,377            1,960            4,028         5,475
Incr. in Prepaid Expenses            406              266              339              780         1,010
Non-Operating Profit                 741              469              448              430           383
Non-Oper. Sources (FAS 95)          (279)               0                0                0             0
                                 _______          _______          _______         ________      ________
Net Cash from Operations         $12,124          $14,995          $17,626          $18,881       $26,116
                                 =======          =======          =======         ========      ========
INVESTING ACTIVITIES:

Purchase of property & equip     $25,028           $7,000          $35,488          $49,901       $57,244
Proceeds from Asset Sales          3,077                0            5,339            8,442         6,587
                                 _______          _______          _______         ________      ________
Net Cash Used in Investing       $21,951           $7,000          $30,149           41,459        50,657
                                 =======          =======          =======         ========      ========
FINANCING ACTIVITIES:

Incr. cur port exist sen LTD      $1,494             $424          ($1,612)         ($6,698)      ($1,416)
Incr. cur port new sen. LTD        3,624            8,549            6,554            2,949         9,373
                                 _______          _______          _______         ________      ________
Incr. in Curr Port. L-T Debt      $5,118           $8,973           $4,942          ($3,749)       $7,957
Inc. in exist. senior LT debt    (10,221)         (10,644)          (9,033)          (2,336)         (919)
Inc. in new senior LT debt        19,022           (6,756)          16,261           27,726        25,695
                                 _______          _______          _______         ________      ________
Incr. in Debt:  Scheduled          8,801          (17,400)           7,228           25,390        24,776
                                 _______          _______          _______         ________      ________
Net Cash Prov. by Financing      $13,919          ($8,427)         $12,170          $21,641       $32,733
                                 =======          =======          =======         ========      ========

     THE PROJECTIONS SET FORTH HEREIN ARE BASED UPON, AND MUST BE READ IN CONJUNCTION WITH, THE ASSUMPTIONS SET FORTH IN "FOOTNOTES TO ASSUMPTIONS - BASE CASE" AT THE END OF THIS EXHIBIT.

Resid.  Value Method: Perp                     FAS 95 Cash Flow for Lonestar

                                                    Recapitalization

(in thousands of  $)               1996            1997             1998             1999             2000
Incr. in Cash & Cash Equiv.       $4,092           ($432)           ($353)           ($937)          $8,192
Cash & Cash Equiv. (beg.)          5,292           9,384            8,952            8,600            7,662
                                  ______           _____            _____            _____           ______
Cash & Cash Equiv. (end)           9,384           8,952            8,600            7,662           15,854
                                  ======           =====            =====            =====           ======

     THE PROJECTIONS SET FORTH HEREIN ARE BASED UPON, AND MUST BE READ IN CONJUNCTION WITH, THE ASSUMPTIONS SET FORTH IN "FOOTNOTES TO ASSUMPTIONS - BASE CASE" AT THE END OF THIS EXHIBIT.











































Resid.  Value Method: Perp                     Financial Ratios for Lonestar

                                                    Recapitalization

(in thousands of  $)           1996        1997       1998     1999     2000
Custom Ratio #1
_______________

Custom Ratio #2
_______________

Operating Ratio               91.000      91.000     89.000   89.000   89.000
Operating Income Margin        0.090       0.090      0.110    0.110    0.110
Net Profit Margin              0.047       0.045      0.058    0.060    0.047
Total Debt to Capital          0.751       0.673      0.664    0.672    0.698
Debt Service Coverage          1.481       1.168      0.947    0.976    1.380
Times Interest Earned          2.422       2.490      3.346    3.736    3.035
Fixed Asset Turnover           1.586       1.918      1.671    1.530    1.537
Total Asset Turnover           1.115       1.299      1.206    1.164    1.134

Custom Ratio #3
_______________

Current Ratio                  1.301       0.893      0.796    0.973    1.100
Debt to Equity               300.924     205.722    198.040  205.231  231.016
Debt to Capital               75.058      67.291     66.447   66.238   69.790
Return on Equity              23.216      20.015     22.709   23.265   19.167
Primary Earnings on Equity     1.394       1.502      2.205    2.944    3.000
Book Value per Share           6.002       7.504      9.709   12.653   15.653
Total Shares Outstanding       3.211       3.211      3.211    3.211    3.211


     THE PROJECTIONS SET FORTH HEREIN ARE BASED UPON, AND MUST BE READ IN CONJUNCTION WITH, THE ASSUMPTIONS SET FORTH IN "FOOTNOTES TO ASSUMPTIONS - BASE CASE" AT THE END OF THIS EXHIBIT.






















                                                               Cannon Express, Inc.
                                    Projected Income Statement Assumptions For Fiscal Years Ending June 30.
                                                                     Base Case

                                                                       1996         1997          1998          1999
2000
Freight Revenue per Mile                                          $1.06308      $1.06041      $1.07358      $1.06708
$1.07395

Beginning Tractors                                                     712           920           920         1,185
1,530
Ending Tractors                                                        920           920         1,185         1,530
1,975
                                                                __________    __________   ___________   ___________
___________
  Average Number of Tractors                                           816           920         1,053         1,358
1,753
Miles per Tractor                                                  106,000       106,000       106,000       106,000
106,000
Total Miles                                                     86,496,000    97,520,000   111,565,000   143,895,000
185,765,000

Intermodal Revenue
  Base Intermodal Revenue                           $2,711,926
  Intermodal Revenue Growth Rate                                     5.00%          5.00%        5.00%         5.00%
5.00%

Operating Expenses per Mile
  Salaries, Wages & Fringe Benefits                               $0.37109       $0.37109     $0.37109      $0.37109
$0.37109
  Operating Supplies and Expenses                                 $0.33105       $0.33105     $0.33105      $0.33105
$0.33105
  Insurance, Taxes, & Licenses                                    $0.11287       $0.11287     $0.11287      $0.11287
$0.11287
  Other                                                           $0.01949       $0.01949     $0.01949      $0.01949
$0.01949

Intermodal Exp. as % Intermodal Rev                                 72.81%         72.81%       72.81%        72.81%
72.81%

Rents & Purchased Transportation
  Base Rent & Purchased Transportation             $1,954,947
  Rents & Purchased Transportation Growth Rate                       0.00%          0.00%        0.00%         0.00%
0.00%

Book Depreciation (No Residual)
  Tractors                                         76 months
  Trailers                                         86 months

  Building & Facilities                            20 years
  General Capital Expenditure                       3 years

Interest Rates
  Interest Income on Cash & Marketable Securities                    5.00%          5.00%        5.00%         5.00%
5.00%
  Senior Secured Long-Term Debt (TRAC Leases)
    Existing                                                         7.50%          7.50%        7.50%         7.50%
7.50%
    New                                                              7.50%          7.50%        7.50%         7.50%
7.50%

Book Gain on Sale of Revenue Equipment from
FY 1996 to FY 2000                                                      0%             0%           0%            0%
0%

Book Gain on Sale of Tractors Financed with
TRAC lease in 5/95
  Sales Proceeds                                   40.00%
  TRAC Payment                                     25.00%
                                                   ______
    Gain on Sale of Equipment                      15.00%
                                                   ______
Income Tax Rate                                                     38.50%         38.50%       38.50%        38.50%
38.50%
Adjustments to Income Tax Provision                             $1,126,320     $1,126,320   $1,056,920      $293,520
$269,060
Number of Total Outstanding Shares
  (Without Recapitalization)                                     4,327,704      4,327,704    4,327,704     4,327,704
4,327,704

     THE PROJECTIONS SET FORTH HEREIN ARE BASED UPON, AND MUST BE READ IN CONJUNCTION WITH, THE ASSUMPTIONS SET FORTH IN "FOOTNOTES TO ASSUMPTIONS - BASE CASE" AT THE END OF THIS EXHIBIT.























































                                                               Cannon Express, Inc.
                                    Projected Balance Sheet Assumptions For Fiscal Years Ending June 30.
                                                                     Base Case

CURRENT ASSETS
  Trade Receivables                              Directly variable with operating revenues.  Historical trend increase in trade receivables = 11.873% of increase in operating revenues.
  Prepaid Expenses & Supplies                    21.362% of insurance, taxes, and licenses

CURRENT LIABILITIES
  Trade Accounts Payable          )
  Federal & State Income Tax      )______________Variable based on related expenses
  Insurance Reserves              )
  Other Accrued Expenses          )

Property & Equipment

AVERAGE PRICE OF FLEET EQUIPMENT                                TRACTOR       TRAILER
  Calendar Year 1995                                            $60,952       $16,929
  Calendar Year 1996                                            $61,000       $17,000
  Calendar Year 1997                                            $62,000       $17,000
  Calendar Year 1998                                            $63,000       $17,000
  Calendar Year 1999                                            $64,000       $17,000
  Calendar Year 2000                                            $65,000       $17,000

AVERAGE SALE PROCEEDS PER UNIT OF
REVENUE EQUIPMENT
  FY 1996                                                       $28,755            NA
  FY 1997                                                            NA            NA
  FY 1998                                                       $20,117       $1,500
  FY 1999                                                       $24,829           NA
  FY 2000                                                       $27,430       $1,500

6/30/95 Senior Long-Term Debt (TRAC Leases)
                                                 1996           1997          1998          1999          2000
Beginning Balance                                $44,080,533    $35,353,261   $25,132,454   $14,487,600   $5,454,511
Principal Payments                                $8,727,272    $10,220,807   $10,644,854    $9,033,089   $2,335,353
Ending Balance                                   $35,353,261    $25,132,454   $14,487,600    $5,454,511   $3,119,158

New Senior Long-Term Debt (TRAC Leases)
  Tractor
    Term                                         42 months
    TRAC Payment                                 45.00%

  Trailer
    Term                                         60 months
    TRAC Payment                                 30.00%


     THE PROJECTIONS SET FORTH HEREIN ARE BASED UPON, AND MUST BE READ IN CONJUNCTION WITH, THE ASSUMPTIONS SET FORTH IN "FOOTNOTES TO ASSUMPTIONS - BASE CASE" AT THE END OF THIS EXHIBIT.



                                Cannon Express, Inc.
                              Footnote to Assumptions
                                     Base Case


OVERVIEW

The following sets forth a description of certain significant assumptions underlying financial statement forecasts for the Company. These assumptions, which are viewed as conservative, were developed during the second half of calendar year 1995 through early January 1996. During this period economic conditions and market forces (among other factors) impacted the uncertainty of future performance and hence the projections. In most cases, assumptions were based on the Company's past performance and the continuation of certain trends, as set forth below. Neither management of the Company and Llama Company can provide assurance that historical factors, trends and relationships which underlie these assumptions will continue. Generally accepted accounting principles were not employed in our financial projections. THE PROJECTED FINANCIAL STATEMENTS TO WHICH THESE ASSUMPTIONS RELATE WERE PREPARED SOLELY FOR THE PURPOSE OF CONDUCTING CERTAIN FINANCIAL ANALYSIS REGARDING A PROPOSED RECAPITALIZATION OF THE COMPANY AND SHOULD NOT BE RELIED UPON FOR ANY OTHER REASON OR PURPOSE. PARTICULARLY, NO PERSON SHOULD RELY UPON THESE PROJECTIONS OR ASSUMPTIONS IN MAKING AN INVESTMENT DECISION WITH RESPECT TO THE COMPANY'S COMMON STOCK. MANY OF THE MATTERS DISCUSSED IN THE PROJECTED FINANCIAL STATEMENTS AND THE FOLLOWING ASSUMPTIONS, AND THUS THE CONCLUSIONS DRAWN THEREBY, CONTEMPLATE FACTORS WHICH ARE AND WILL BE BEYOND THE CONTROL AND PREDICTIVE ABILITY OF MANAGEMENT. MANAGEMENT AND LLAMA COMPANY CAN GIVE NO ASSURANCE THAT ANY FACTOR, RELATIONSHIP OR TREND SET FORTH HEREIN WILL PERFORM OR OCCUR AS ASSUMED.

INCOME STATEMENT
Freight Revenue per Mile           Based on Company's past performance with
                                   downward adjustment from fiscal year
                                   1995 based on then current industry
                                   trends and the belief that current
                                   over-capacity in the truckload industry
                                   may continue into the future.  No
                                   adjustments were made for growth,
                                   cyclicality, inflation, or extraordinary
                                   events.  Also excludes intermodal
                                   revenue.
Miles per Tractor                  Based on Company's past performance and
                                   applies to total miles per tractor
                                   including empty miles and out of service
                                   time.  Assumes that the Company will not
                                   experience a reduction in miles per
                                   tractor as a result of industry
                                   over-capacity or a shortage of qualified
                                   drivers, either of which would impact
                                     total revenues.
Average Number of Tractors         Represents simple average.  It is not
                                   weighted by the period of time tractors
                                   were held.
Intermodal Revenue                 Company expects intermodal revenue to
                                   grow at a nominal rate of 5% a year.
                                   Fiscal year 1996 intermodal revenue is
                                   based on fiscal year 1995 numbers with a
                                   5% growth rate.
Operating Expenses per Mile        Based on Company's past performance and
                                   assumed to be consistent with fiscal
                                   year 1995 numbers with no adjustments
                                   for growth, cyclicality, inflation, and
                                   extraordinary events.
Intermodal Expenses                Based on Company's past performance.  It
                                   is consistent with fiscal year 1995's
                                   intermodal expenses and assumes that it
                                   varies proportionately with intermodal
                                   revenues.
Rents & Purchased Transportation   Company expects stable rental of revenue
                                   equipment with rents and purchased
                                   transportation consistent with fiscal
                                   year 1995's numbers with no adjustments
                                   for growth.
Depreciation                       Depreciation is a fixed expense related
                                   to the purchase and retirements of
                                   capital equipment and planned expansion
                                   of administration and maintenance
                                   facilities.  For book purposes,
                                   depreciation is assumed to be straight
                                   line.  Fleet equipment is assumed to be
                                   depreciated down to its TRAC payment at
                                   the end of its lease term.  Equipment
                                   leases are assumed to be capital leases
                                   for accounting purposes.
Gain or Loss on Sale of Equipment  For book purposes, it is assumed that there is no gain or loss on the sale of
                                   fleet equipment with the exception of
                                   revenue equipment purchased in May 1995.
Income Tax Provision               Assumed to be statutory rate with
                                   adjustments for leases; with book tax
                                   provision representing a blended rate of
                                   35% for federal tax and 5.5% for state
                                   tax.
No. of Total Outstanding Shares    The total number of outstanding shares
                                   were used in the calculation of earnings per share. This is made up of 2,161,352 shares of Class A and 2,166,352 shares of Class B common stock.

BALANCE SHEET
Current Assets and Current
Liabilities                        Current assets such as trade
                                   receivables, prepaid expenses and
                                   supplies and current liabilities such as
                                   trade accounts payable, federal and
                                   state income tax, insurance reserves and
                                   other accrued expenses were trended off
                                   the Company's latest four year
                                   historical average.
Property and Equipment             Company assumes that it finances 100% of
                                   its revenue equipment purchase.  Company
                                   expects to expand its administrative
                                   building and build a new maintenance
                                   facility to accommodate growth in fiscal
                                   year 1997.  For projection purposes, it
                                   is assumed that this expansion is
                                   financed with internal cash.  Similarly,
                                   Company expects to spend $500,000 a year
                                   from fiscal year 1998 to fiscal year
                                   2000 for general capital expenditures to
                                   keep pace with its growth.  This may
                                   include computers, communications
                                   equipment, fixtures, etc.
Senior Long-Term Debt              TRAC leases are treated as capitalized
                                   leases for accounting purposes.
Revenue Equipment Purchase         Based on Company's past performance.
                                   Provided by the Company based on its
                                   plans to grow at approximately 29% a
                                   year, with the exception of fiscal year
                                   1997.  Company intends to target a
                                   tractor to trailer ratio of 1.50 to
                                   1.00.